UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2025

INNO HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Texas	001-41882	87-4294543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2465 Farm Market 359 South Brookshire, TX	77423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 909-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	INHD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 13, 2025, Inno Holdings Inc. (the “Company”) dismissed Simon & Edward, LLP (“S&E”) as the Company’s independent registered public accounting firm, effective immediately. This decision was approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company.

S&E’s audit reports on the Company’s consolidated financial statements for the year ended September 30, 2024 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal year ended September 30, 2024, and the subsequent interim period through January 13, 2025: (i) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with S&E on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S&E would have caused S&E to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the following material weakness in the Company’s internal control over financial reporting, as disclosed in Part II, Item 9a of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the Securities and Exchange Commission (“SEC”) on December 9, 2024, that the Company lacked adequate policies and procedures in its internal control function to ensure that proper control and procedures have been designed and implemented over its key business cycles.

The Company provided S&E with a copy of this report prior to its filing with the SEC and requested that S&E furnish the Company with a letter addressed to the SEC stating whether S&E agrees with the statements made by the Company in this report and, if not, stating the respects, if any, in which S&E does not agree with such statements. A copy of the letter from S&E is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On January 13, 2025, the Audit Committee approved the engagement of JWF Assurance PAC (“JWF”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2025. On January 13, 2025, JWF was engaged as the Company’s independent registered public accounting firm.

During the fiscal years ended September 30, 2024, and 2023 and in the subsequent interim periods through January 13, 2025, neither the Company nor anyone on its behalf has consulted with JWF with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, and neither a written report nor oral advice was provided to the Company that JWF concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) and the related instructions of Regulation S-K; or (iii) any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description of Document
16.1	Letter from Simon & Edward, LLP to the Securities and Exchange Commission dated January 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNO HOLDINGS INC.

By:	/s/ Ding Wei
Name:	Ding Wei
Title:	CEO

Date: January 16, 2025